Execution Version 1 US-DOCS\137631201.6 THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT OR AGREEMENT IS SUBJECT TO THE SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 30, 2022, BY AND AMONG, INTER ALIA, MIDCAP FINANCIAL TRUST AND U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION AND ACKNOWLEDGED BY BIRD GLOBAL, INC., BIRD RIDES INC., BIRD US OPCO, LLC, BIRD US HOLDCO, LLC, BIRD RIDES INTERNATIONAL HOLDING, INC., 1393631 B.C. UNLIMITED LIABILITY COMPANY, AND BIRD CANADA INC. GUARANTEE This GUARANTEE (the “Guarantee”), dated as of December 30, 2022, made by Bird Rides International Holding, Inc. (the “Guarantor”), is in favor of U.S. Bank Trust Company, National Association, as Collateral Agent (the “Collateral Agent”), and the Purchasers (the “Purchasers” and collectively with the Collateral Agent, the “Beneficiaries”) under the Note Purchase Agreement (as defined below). RECITALS 1. Bird Global, Inc., a Delaware corporation, (the “Issuer”), and the Beneficiaries have entered into the Note Purchase Agreement dated as of December 30, 2022 (as amended, supplemented, or modified from time to time, the “Note Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. 2. Prior to the Beneficiaries extending any credit to the Issuer under the Note Purchase Agreement, the Issuer is required to provide the Beneficiaries with a guarantee duly executed by the Guarantor, and this Guarantee is being delivered in satisfaction of such requirement. 3. The Guarantor, a wholly-owned Subsidiary of the Issuer, derives substantial direct and indirect benefits from the extensions of credit contemplated by the Note Purchase Agreement. GUARANTEE As an inducement to the Beneficiaries to enter into the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows: 1. Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) to the Beneficiaries and their successors and permitted assigns the punctual and complete payment of all amounts due and payable and performance of all other Obligations (now or hereafter arising, by acceleration or otherwise) by the Issuer and the other Note Parties under the Note Purchase Agreement and the other Note Documents (the “Guaranteed Obligations”) without regard to any defense of any kind which the Guarantor may have or assert, and without abatement, suspension, deferment or diminution of any event or condition whatsoever, provided, that, notwithstanding anything to the contrary hereunder, the Guaranteed Obligations of the Guarantor shall be limited to an aggregate amount equal to the largest amount that would not render this Guarantee subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of applicable law.

2 US-DOCS\137631201.6 2. Indemnity. If any or all of the Guaranteed Obligations are not paid or performed by the Issuer and are not paid or performed by the Guarantor under Section 1 for any reason whatsoever, the Guarantor will, as a separate and distinct obligation, indemnify and save harmless the Beneficiaries from and against all losses, costs and expenses suffered or incurred by them arising from, or in connection with, or as a result of (a) any of the provisions of the Note Purchase Agreement or any of the Note Documents being or becoming void, voidable, unenforceable or invalid, or (b) the failure of the Issuer to fully and promptly pay or perform any of the Guaranteed Obligations. 3. Primary Obligations. If any or all of the Guaranteed Obligations are not paid or performed by the Issuer and are not paid or performed by the Guarantor under Section 1 or the Beneficiaries are not indemnified under Section 2, in each case, for any reason whatsoever, such Guaranteed Obligations will, as a separate and distinct obligation, be paid and performed by the Guarantor as primary obligor immediately upon written demand to the Guarantor by the Beneficiaries for such payment or performance. 4. Guarantee Absolute and Unconditional. The Guarantor hereby agrees that its obligations shall be absolute, irrevocable, and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by: (a) any failure or delay to enforce the provisions of the Note Purchase Agreement or the other Note Documents; (b) the perfection, release or extent of any Collateral or Guarantor Collateral or any failure to realize on any Collateral or Guarantor Collateral; (c) any waiver, modification, or consent to departure from, or amendment of the Note Purchase Agreement or other Note Documents; (d) the invalidity, illegality, or unenforceability of the Note Purchase Agreement or the Guaranteed Obligations or other Note Documents; (e) any change in the corporate existence, structure, or ownership of the Issuer or the other Note Parties; or (f) any other circumstances (other than payment or conversion in full of the Obligations or the Guaranteed Obligations) which may otherwise constitute a legal or equitable discharge of a surety or guarantor. This Guarantee constitutes a guarantee of payment when due and not of collection. The Beneficiaries have no duty or responsibility whatsoever to the Guarantor and make no representation or warranty in respect of the management and maintenance of the Guaranteed Obligations or any collateral therefor. 5. Parallel Debt. For the purpose of taking and ensuring the continuing validity and enforceability of the security created under the EMEA Dutch Pledge, the Guarantor hereby agrees and covenants with the Collateral Agent that it shall pay to the Collateral Agent an amount equal to, and in the currency of, any sums owing by it to a Secured Party under any Note Document (the

3 US-DOCS\137631201.6 “Principal Obligations”) as and when the same fall due for payment under the relevant Note Document (the “Parallel Debt”). The Parallel Debt will become due and payable as and when one or more of the Principal Obligations of the Guarantor becomes due and payable. Notwithstanding anything to the contrary in any Note Document, the Collateral Agent shall have its own independent right to demand payment of the Parallel Debt by the Guarantor and the Collateral Agent acts in its own name and not as a trustee, and its claims in respect of the Parallel Debt shall not be held on trust. The rights of the Secured Parties to receive payment of the Principal Obligations are several from the rights of the Collateral Agent to receive payment of the Parallel Debt; provided, that the payment by the Guarantor of its Parallel Debt to the Collateral Agent in accordance with this paragraph and the immediately preceding paragraph shall be a good discharge of the corresponding Principal Obligations and the payment by the Guarantor of its corresponding Principal Obligations in accordance with the Note Documents shall be a good discharge of the relevant Parallel Debt. In the event of a good discharge of the Principal Obligations, the Collateral Agent and the Secured Parties shall not be entitled any more to demand payment of the corresponding Parallel Debt and such Parallel Debt shall cease to exist. The amount of the Parallel Debt of the Guarantor shall at all times be equal to the amount of its Principal Obligations. This shall apply accordingly in the event of a good discharge of the Parallel Debt to the corresponding Principal Obligations. Despite the foregoing, any payment under the Note Documents shall be made to the Purchasers, unless expressly stated otherwise in the Note Documents (save for this paragraph and the immediately preceding paragraph) or unless the Collateral Agent (at the direction of the Required Purchasers) directs such payment to be made to the Collateral Agent. 6. Waiver by Guarantor. The Guarantor agrees that the Beneficiaries may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Guaranteed Obligations, and may also make any agreement with the Issuer for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, for any modification of the terms thereof or of any agreement between any of the Beneficiaries and the Issuer without in any way impairing or affecting this Guarantee. The Guarantor hereby waives notice of acceptance of this Guarantee, diligence, acceleration, presentment, notice of default or demand of payment to or upon the Issuer or the Guarantor, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right or requirement to proceed first against the Issuer, any protest or notice with respect to the Note Purchase Agreement or the obligations created or evidenced thereby and all demands whatsoever, any exchange, sale or surrender of, or realization on, any other guarantee or any collateral, and any and all other notices and surety defenses (other than payment in full) whatsoever. The Beneficiaries shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that Issuer becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiaries to so file shall not affect the Guarantor’s obligations hereunder. 7. Reinstatement in Certain Instances. The Guarantor further agrees that if any payment or delivery of any of the Guaranteed Obligations is subsequently rescinded or is subsequently recovered from or repaid by the recipient thereof, in whole or in part, in any bankruptcy, reorganization, insolvency or similar proceedings instituted by or against the Issuer,

4 US-DOCS\137631201.6 or otherwise, the Guarantor’s obligations hereunder with respect to such Guaranteed Obligation shall be reinstated at such time to the same extent as though the payment or delivery so recovered or repaid had not been originally made. 8. Security Interest. (a) As security for the performance by the Guarantor of all the terms, covenants and agreements on the part of the Guarantor to be performed under this Guarantee and any other Note Document, including all Guaranteed Obligations, the Guarantor hereby grants to the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, a continuing security interest in, all of the Guarantor’s right, title and interest in, to and under all of the following, whether now or hereafter owned, existing or arising (collectively, the “Guarantor Collateral”): (i) sixty-five percent (65%) of the Equity Interests of Bird Rides Europe B.V., and (ii) all proceeds of, and all amounts received or receivable under any or all of, the foregoing. The Collateral Agent (for the benefit of the Secured Parties) shall have, with respect to all the Guarantor Collateral, and in addition to all the other rights and remedies available to the Collateral Agent (for the benefit of the Secured Parties), all the rights and remedies of a secured party under any applicable UCC. (b) The Guarantor authorizes the Collateral Agent (at the direction of the Required Purchasers) to perfect the Collateral Agent’s security interest in the Guarantor Collateral by filing or authorizing the filing of, at the expense of the Guarantor, UCC-1 financing statement naming the Collateral Agent as secured party and describing the Guarantor Collateral in a manner that the Required Purchasers reasonably determine is necessary or advisable to perfect the security interest granted hereunder. (c) At any time or from time to time upon the request of the Collateral Agent (at the direction of the Required Purchasers), the Guarantor will, at its expense, promptly execute, acknowledge, and deliver such further documents and do such other acts and things as the Required Purchasers reasonably determine is necessary or advisable to perfect the security interest granted hereunder. (d) Upon the Obligations becoming immediately due and payable, the Collateral Agent and the other Secured Parties shall have, in addition to the rights and remedies which they may have under this Guarantee and the other Note Documents, all other rights and remedies provided after default under the UCC and under other Applicable Law, which rights and remedies shall be cumulative. Any proceeds from liquidation of the Guarantor Collateral shall be applied pursuant to the Intercreditor Agreement. (e) Upon payment or conversion in full of the Obligations (other than inchoate indemnity obligations), the Guarantor Collateral shall be automatically released from the

5 US-DOCS\137631201.6 lien created hereby, and this Guarantee and all obligations (other than those expressly stated to survive such termination) of the Guarantor shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Guarantor Collateral shall revert to the Guarantor. Upon any sale or other transfer of any Guarantor Collateral in a transaction permitted under and in accordance with the terms of the Note Purchase Agreement, or upon the effectiveness of any written consent of the Collateral Agent (at the direction of the Required Purchasers) to the release of the Liens granted hereby on any Guarantor Collateral, the Collateral Agent’s Lien on such Guarantor Collateral shall be automatically released, and all rights therein shall revert to the Guarantor. Promptly following written request therefor by the Guarantor delivered to the Collateral Agent at the request of the Guarantor following any such termination or release, and at the expense of the Guarantor, the Collateral Agent shall execute and deliver to, and authorize the filing by, the Guarantor all financing statement amendments or termination statements and such other documents as the Guarantor shall reasonably request to evidence such termination or release and the Collateral Agent shall promptly deliver to the Guarantor all applicable Guarantor Collateral in its possession. 9. Representations and Warranties. The Guarantor hereby represents and warrants to the Beneficiaries that: (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has full power and authority to own its properties and assets and to carry on its business as now being conducted and as presently contemplated, and (iii) has full power and authority to execute, deliver and perform its obligations under this Guarantee. (b) The execution, delivery and performance by the Guarantor of its obligations under this Guarantee will not (i) violate or conflict with (x) any provision of law, order, judgment, or decree of any court or other agency or government, (y) any provision of its constitutional documents, or (z) any agreement or other instrument to which the Guarantor is a party or is bound; (ii) result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual provision to which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to any indenture, agreement or instrument (other than pursuant to this Guarantee), except in the case of each of the foregoing clauses (i) through (iii) to the extent that any such conflict, breach, default, lien, charge, encumbrance, or violation as applicable, could not reasonably be expected to have a Material Adverse Effect. (c) Except where the failure to obtain or make such consent, approval or authorization could not reasonably be expected to have a Material Adverse Effect, all consents, approvals, or authorizations from any Governmental Authority that are required to be obtained in connection with or as a condition to the execution, delivery or performance of this Guarantee have been obtained or made and are in full force and effect. (d) The Guarantor is Solvent.

6 US-DOCS\137631201.6 (e) The Guarantor is not contemplating either a filing of a petition under any state or federal bankruptcy law, or the liquidating of all or a major portion of its property; and the Guarantor has no knowledge of any person contemplating the filing of such petition against it. (f) Perfection Representations. (i) This Guarantee creates a valid and continuing security interest (as defined in the applicable UCC) in the Guarantor’s right, title and interest in, to and under the Guarantor Collateral which (A) security interest has been perfected and is enforceable against the Guarantor and (B) will be free of all Adverse Claims in such Guarantor Collateral, except for and, upon filing of the UCC-1 financing statements referenced in Section 8(b), such security interest (A) will be perfected in the Guarantor Collateral to the extent such Guarantor Collateral can be perfected by the filing of a UCC-1 financing statement, (B) will be prior to all Liens of creditors of the Guarantor or any other Person, other than Permitted Liens and (C) will be free of all Liens in such Guarantor Collateral, other than Permitted Liens. (ii) The Guarantor owns and has good and marketable title to the Guarantor Collateral free and clear of any Lien of any Person other than Liens permitted to exist under the Note Purchase Agreement. (iii) All appropriate financing statements, financing statement amendments and continuation statements have been delivered to the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect (and continue the perfection of) the grant by the Guarantor of a security interest in the Guarantor Collateral to the Collateral Agent pursuant to this Guarantee. (iv) Other than the security interest granted to the Collateral Agent pursuant to this Guarantee, the Guarantor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Guarantor Collateral except as permitted by the Note Documents. The Guarantor has not authorized the filing of and, except as otherwise notified to the Collateral Agent in writing, is not aware of any financing statements filed against the Guarantor that include a description of collateral covering the Guarantor Collateral other than any financing statement (i) in favor of the Collateral Agent, (ii) evidencing a Permitted Lien, or (iii) that has been terminated. The Guarantor is not aware of any judgment lien, ERISA lien or tax lien filings against the Guarantor that are not permitted by this Guarantee and the other Note Documents. (v) Notwithstanding any other provision of this Guarantee or any other Note Document, the representations contained in this Section 9(f) shall be continuing and remain in full force and effect until payment or conversion in full of the Obligations (other than inchoate indemnity obligations).

7 US-DOCS\137631201.6 10. Incorporation by Reference. The provisions of Sections 10.8 and 13.14 and Exhibit D of the Note Purchase Agreement are incorporated herein by reference mutatis mutandis, as if fully set forth herein, with each reference to “Issuer” being deemed to be a reference to the Guarantor. 11. Subrogation. The Guarantor shall be subrogated to all rights of the Beneficiaries against the Issuer in respect of any amounts paid or deliveries made by the Guarantor pursuant to the provisions of this Guarantee, provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until payment in full of all of the Guaranteed Obligations. 12. Expenses of Enforcement. The Guarantor further agrees to pay all reasonable and documented out-of-pocket costs and expenses, including reasonable attorneys’ fees, which are incurred by any of the Beneficiaries in any effort to collect or enforce any provision of this Guarantee. 13. Set-Off. Upon the Guaranteed Obligations becoming due and payable (by acceleration or otherwise) under the Note Purchase Agreement or any other applicable Note Document, each Beneficiary is hereby authorized to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Beneficiary (including by any branches or agencies of such Beneficiary) to, or for the account of, the Guarantor against amounts owing by the Guarantor hereunder (even if contingent or unmatured); provided, that such Beneficiary shall notify the Guarantor promptly following such setoff. 14. [Reserved]. 15. Governing Law; Submission to Jurisdiction. THIS GUARANTEE AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF COLLATERAL AGENT OR ANY PURCHASER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK). With respect to any suit, action or proceedings relating to this Guarantee (“Proceedings”), the Guarantor irrevocably: (a) submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and irrevocably agrees to designate any Proceedings brought in the courts of the State of New York as “commercial” on the Request for Judicial Intervention seeking assignment to the Commercial Division of the Supreme Court; and (b) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings that such court does not have any jurisdiction over the Guarantor. Nothing in this Guarantee

8 US-DOCS\137631201.6 precludes the Beneficiaries from bringing Proceedings in any other jurisdiction in order to enforce any judgment obtained in any Proceedings referred to in the preceding sentence. 16. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTEE OR ANY OTHER NOTE DOCUMENT. 17. Successor and Assigns. This Guarantee shall continue in full force and effect and be binding upon the Guarantor and the successors and permitted assigns of the Guarantor, provided, however, that the Guarantor may not assign or otherwise transfer this Guarantee or any obligations hereunder without the prior written consent of the Required Purchasers and any such assignment or transfer without such consent shall be void. The Beneficiaries may, concurrently with any assignment of their rights and obligations in accordance with the Note Purchase Agreement, assign this Guarantee or any rights or powers hereunder, with any or all of the underlying liabilities or obligations, the payment of which is guaranteed hereunder, in each case, subject to and in accordance with the terms and conditions of the Note Purchase Agreement. 18. Entire Agreement; Amendments and Waivers. This Guarantee supersedes any prior negotiations, discussions, or communications between the Beneficiaries and the Guarantor and constitutes the entire agreement between the Beneficiaries and the Guarantor with respect to the Note Purchase Agreement and this Guarantee. No provision of this Guarantee may be amended, modified or waived without the prior written consent of the Required Purchasers. 19. Notices. All notices or other communications to the Guarantor and the Beneficiaries shall be delivered pursuant to the requirements set forth in Section 10 of the Note Purchase Agreement (the Guarantor’s address and email address for notices and other communications shall be the same as that of the Issuer). 20. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Guaranteed Obligations, pursuant to this Guarantee and the exercise of any right or remedy by the Collateral Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Guarantee, the provisions of the Intercreditor Agreement shall govern and control. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Guarantee] IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed by one of its duly authorized representatives or officers. BIRD RIDES INTERNATIONAL HOLDING, INC. By: /s/ Shane Torchiana Name: Shane Torchiana Title: President and Chief Executive Officer

[Signature Page to Guarantee] U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION By: /s/ Brandon Bonfig Name: Brandon Bonfig Title: Vice President